UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44147

 (Address of Principal Executive Offices)

CT Corporation System

1300 East 9th Street

Cleveland, OH  44114

(Name and address of agent for service)

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MERCATOR INTERNATIONAL

OPPORTUNITY FUND

Institutional Class Ticker: MOPPX

Class A Ticker: MOOPX

ANNUAL REPORT

December 31, 2020

COLLABORATIVE INVESTMENT SERIES TRUST

1-800-869-1679

www.mercatormutualfunds.com

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2020 (UNAUDITED)

 Hervé van Caloen, CIO

Mercator International Fund

The Mercator International Opportunity Fund 2020 Annual Report

The Mercator International Opportunity Fund (the “Fund”) Institutional Class (MOPPX) was up 24.2% in the last quarter of 2020. For the year ended December 31, 2020, the Fund was up 55.77% compared to +8.39% for its benchmark, the Morgan Stanley EAFE index.

It is difficult to remember that MOPPX was down 23% in the first quarter of the year, in line with the global markets.

                                                     Q4, 2020                   1Y                 Since inception,

                                                                                                                  annualized

MOPPX                                          +24.2%               +55.8%                  +21.2%

MSCI EAFE index                         +16.1%                 +7.8%                    +5.3%

The bounce from the lows of early Spring has been breathtaking, especially in North America. The Fund was able to take full advantage of a voracious appetite for growth stocks that spilled over to overseas markets.

It all happened very quickly. March’s sharp correction gave us only a short window in which to buy long term growth stocks that had previously traded at excessive multiples. As a result, Mercator Investment Management, LLC (“we”) ended up making only marginal changes to the portfolio. It is fair to say that the same stocks that took the Fund down on fear have been responsible for the strong performance over the full year.

One of the trades we made was buying back Shopify (SHOP). Some readers may remember that we had already made a lot of money on that investment when we took our profits back in 2019. We bought it back at lower levels. In the following months, SHOP proceeded to more than triple. We took profits once again as SHOP is now trading at 57 times revenues according Bloomberg. That is revenues, not earnings. It is unusual for us to take short term profits, but last year’s volatility required some more proactive steps.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

A Two-Tier Market

The market’s rising tide did not lift all boats. Many remained stuck in the mud when the tide came in. A large number of stocks barely recovered from the lows of March. Air France (AF:FP), for example, was trading at around 10 euros in early January and ended the year 2020 just above 5 euros. Leading French oil company Total (FP:FP) lost more than 20% over the course of the year and the German fashion company Hugo Boss (BOSS:GR) lost 40%. These are but a few well-known European companies that were on the wrong side of money flows.

Once again in 2020, US markets outperformed the international index. Whereas EAFE gained less than 8%, the S&P was up 16.3% and the NASDAQ composite managed an impressive 43.6% return. NASDAQ’s outperformance in particular seems to indicate that tech stocks have once more been leading the charge. Within the technology sector, the leading names continued to be investors’ favorites. A portfolio of today’s blue chips, the likes of Google GOOG), Apple (AAPL), Amazon (AMZN), Microsoft (MSFT) and Tesla (TSLA), would have yielded a very nice return indeed.

Unprecedented fiscal and monetary stimuli combined with lockdowns have enormously benefited the digital blue chips at the same time that they destroyed a number of old economy businesses. Many, if not most world-leading digital innovators are in North America. Elsewhere in the industrialized world, stock markets are still more heavily geared towards legacy businesses. That does not mean one cannot find good growth stocks in Europe, Japan or Taiwan. It only means innovation is less prevalent and the choice for investors is more limited. On the other hand these markets tend to trade at more reasonable valuations.

COVID-19 accelerated the transformation of modern economies. The longer the pandemic creates havoc, the more we can expect digital champions to consolidate their dominance at the expense of smaller and less flexible companies. Hence, winners are continuously getting stronger and losers find themselves struggling to survive.

Investors get it. They don’t want to sell their winners anymore, no matter the valuations. Call it the Amazon lesson. For decades, value investors warned us about Amazon’s absurd valuation. They once believed it a disaster waiting to happen. With hindsight, we now know better. Value investors were not looking at the value of becoming the default medium for online consumption. That, in a nutshell, is priceless.

With this in mind, investors are becoming reluctant to sell their winners. We agree in general with this. Real performance is made by compounding returns on great companies over time, not by trading. However, what is one to do when everybody agrees in the stock market? A consensus works until it does not. Then, suddenly, everyone runs for the exit at the same time.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

As Jeremy Grantham points out in his recent letter (a): “As a Model 3 owner, my personal favorite Tesla tidbit is that its market cap, now over $600 billion, amounts to over $1.25 million per car sold each year versus $9,000 per car for GM”. One has to wonder what upside new investors in Tesla are seeing, or should we say praying for.

A Diversified Portfolio

In 2020, investors in North America had to cope with the dichotomy between highly performing digital companies and everything else. Performance has been very concentrated in a few sectors, even a few stocks the likes of Amazon and Facebook.

In contrast, the Fund’s strong performance has been broad-based. It did not come from a small number of countries or industries. Nor does last year’s performance arise from one or two stocks. Actually, in 2020, seventeen holdings in the portfolio each returned 73% or better. They are in sectors as varied as media, in Japanese company Cyber Agent (4751:JT), up 82%; industrial services with Japan Elevator Services (6544:JT), up 95%; solar energy with the Israeli SolarEdge (SEDG, up 215%); eCommerce in Scandinavia with Boozt (BOOZT:SS), up 256%; video gaming with the British company Frontier Development (FDEV:LN, up 146%); or payment systems developed by the Dutch Adyen (ADYEN:NA), up 157%. Of those seventeen best performing stocks, four are in Japan, one in Taiwan, two in the UK, eight in Continental Europe and one each in Canada and Israel. There is nonetheless a common thread among most of these companies: their ability to embrace the Digital Revolution.

Where do we go from here?

Valuations do matter. We have started to take profits where very high multiples could only be justified by flawless execution for many years in the future. We sold SHOP for a second time and exited the Dutch semiconductor production equipment company ASML. We also reduced our holdings in SolarEdge (SEDG) and Boozt (BOOZT:SS).

Going forward, we believe 2021 will be a challenging year. We don’t know how badly the prolonged health crisis has destroyed the fabric of the economy, let alone the cohesion of society. Restaurants are closing for good. Taxi drivers are going out of business. Airlines are kept afloat with tax money. These are the most immediate repercussions. But what will be the long-term ripple effects be?

Is the urbanization trend reversed for good? Will people move back to cities once the pandemic is under control? Is the globalization trend definitely broken? Is the West decoupling from China or are we experiencing a short-lived spat? Is the nine-to-five work day a thing of the past? Will we all work from home from now on? How long can we assume that money printing will never result in inflation? Until now, consumer prices have been kept in check, first by outsourcing to China and lately thanks to the incredible productivity improvements brought about by digitalization. But what if asset inflation finally morphs into consumer price inflation?

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

The times they are a-changing. In today’s tense environment, we believe the lower valuations of European and Japanese companies offer a good diversification opportunity.

Weightings of holdings held in MOPPX and mentioned in this report:

Boozt (BOOZT:SS): 2.73%

Cyber Agent (4751:JT) : 1.39%

Frontier Development (FDEV:LN): 2.53%

Japan Elevator Services (6544:JT): 1.42%

SolarEdge (SEDG): 2.30%

Adyen (ADYEN:NA): 1.53%

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

(a) Grantham, Jeremy. “Waiting for the Last Dance.” January 5, 2021, https://www.gmo.com/americas/research-library/waiting-for-the-last-dance/

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2020

FUND/INDEX	ONE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Institutional Class	55.77%	21.16%	$ 16,948
MSCI EAFE Index	8.39%	5.86%	$ 11,696

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception April 2, 2018 for the Institutional Class

This chart assumes an initial investment of $10,000 made on the closing of April 2, 2018 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per this Annual Report before fee waivers are 2.16% for Institutional Class. After fee waivers, the Fund's total annual operating expenses are 1.37% for Institutional Class. For the year ended December 31, 2020, the Fund’s annual operating expenses were additionally voluntarily waived and reimbursed so as not to exceed 1.40% for Institutional Class of the average daily net assets.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

 TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2020

FUND/INDEX	ONE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Class A	55.50%	50.92%	$ 17,370
MSCI EAFE Index	8.39%	15.61%	$ 12,148

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception August 30, 2019 for Class A

This chart assumes an initial investment of $10,000 made on the closing of August 30, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per this Annual Report before fee waivers are 2.41% for Class A. After fee waivers, the Fund's total annual operating expenses are 1.53% for Class A. For the year ended December 31, 2020, the Fund’s annual operating expenses were additionally voluntarily waived and reimbursed so as not to exceed 1.55% for Class A of the average daily net assets.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Bloomberg classifications.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Shares		Value

COMMON STOCKS - 97.50%

Biotech & Pharma - 4.34%
1,010	ALK-Abello A/S Class B (Denmark) *	$ 414,554
4,020	GW Pharmaceuticals PLC ADR *	463,948
2,020	UCB SA (Belgium)	208,522
		1,087,024
Chemicals - 0.96%
5,030	Umicore SA (Belgium)	241,488

Commercial Services - 1.34%
4,000	Eurofins Scientific SE (Luxembourg)	335,444

Containers & Packaging - 1.74%
85,000	DS Smith PLC (United Kingdom) *	435,171

Consumer Discretionary Products - 3.29%
30,000	Aston Martin Lagonda Global Holdings PLC ADR *	823,710

Consumer Discretionary Services - 1.85%
30,000	Entain PLC (Isle of Man) *	464,204

Electrical Equipment - 1.42%
14,000	Japan Elevator Service Holdings Co., Ltd. (Japan)	355,604

Hardware - 7.53%
5,240	Nidec Corp. (Japan)	658,387
35,050	SLM Solutions Group AG (Germany) *	746,075
70,000	Tobii AB (Sweden) *	480,987
		1,885,449
Health Care Facilities & Services - 1.33%
8,000	Amplifon SpA (Italy) *	332,756

Machinery - 4.41%
960	Disco Corp. (Japan)	322,925
150	Interroll Holding AG (Switzerland)	456,867
10,050	THK Co. Ltd. (Japan)	323,956
		1,103,748
Media - 9.48%
16,181	Adevinta ASA Class B (Norway) *	271,266
5,030	CyberAgent, Inc. (Japan)	346,189
30,150	Future PLC. (United Kingdom)	716,160
5,235	Publicis Groupe SA (France)	260,734
3,530	Stroeer SE & Co. KGaA (Germany)	349,386
4,030	Uuum, Inc. (Japan) *	62,222
60,500	Z Holdings Corp. (Japan)	365,674
		2,371,631

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Shares		Value

Medical Equipment & Devices - 2.87%
45,100	Biocartis Group NV (Belgium) *	$ 256,257
5,050	Jeol Ltd. (Japan)	237,821
13,092	Lumibird (France) *	224,605
		718,683
Real Estate - 2.38%
300,000	Capital & Counties Properties PLC (United Kingdom)	594,515

Renewable Energy - 2.30%
1,800	SolarEdge Technologies, Inc. (Israel) *	574,416

Retail-Consumer Staples - 2.51%
20,100	Ocado Group PLC (United Kingdom) *	628,254

Retail-Discretionary - 11.32%
10,075	ASOS PLC (United Kingdom) *	658,595
30,000	Boozt AB (Sweden) *	680,326
46,200	Dustin Group AB (Sweden)	358,956
8,550	MonotaRO Co. Ltd. (Japan)	434,511
15,300	Rakuten, Inc. (Japan)	147,215
10,000	Rakuten, Inc. ADR	96,700
4,090	Zalando SE (Germany) *	455,090
		2,831,393
Retail & Wholesale-Discretionary - 2.32%
9,000	Fnac Darty SA (France)	579,561

Retail & Wholesale-Staples - 1.28%
1,000	Zur Rose Group AG (Switzerland) *	319,835

Semiconductors - 13.68%
4,100	Advantest Corp. (Japan)	306,788
13,093	Ams AG (Austria) *	286,473
11,060	Infineon Technologies AG (Germany)	424,222
301,030	IQE PLC. (United Kingdom) *	302,186
4,000	Lasertec Corp. (Japan)	468,899
37,400	Nordic Semiconductor ASA (Norway) *	600,867
10,100	STMicroelectronics NV ADR	374,912
6,050	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	659,692
		3,424,039

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Shares		Value

Software - 19.62%
75,000	Accesso Technology Group PLC (United Kingdom)	$ 486,887
9,100	Basware Oyj (Finland) *	467,022
101,050	BlackBerry Ltd. (Canada) *	669,961
22,080	Comture Corp. (Japan)	624,318
15,000	Frontier Developments PLC (United Kingdom) *	631,415

250,000	Learning Technologies Group PLC. (United Kingdom)	621,849
4,500	Materialise NV ADR *	243,945
40,200	RaySearch Laboratories AB Class B (Sweden) *	403,599
10,100	Vitec Software Group AB Class B (Sweden)	418,114
400,000	ZOO Digital Group PLC (United Kingdom) *	341,675
		4,908,785
Specialty Finance - 1.53%
164	Adyen NV (Netherlands) *	381,755

TOTAL COMMON STOCKS (Cost $14,677,880) - 97.50%		24,397,465

MONEY MARKET FUND - 2.40%
600,462	First American Government Obligations Fund Class X 0.04% **	600,462
TOTAL MONEY MARKET FUND (Cost $600,462) - 2.41%		600,462

TOTAL INVESTMENTS (Cost $15,278,342) - 99.90%		24,997,927

OTHER ASSETS LESS LIABILITIES - 0.10%		24,198

NET ASSETS - 100.00%		$ 25,022,125

* Non-income producing securities during the period.

**Variable rate security; the rate shown represents the yield at December 31, 2020.

ADR - American Depositary Receipt.

PLC - Public Limited Company

SE - Societas Europaea, Latin term means European Company.

SA - Société Anonyme, a French term for a public limited company.

AB - Aktiebolag, the Swedish term for "limited company" or "corporation".

AG  - Aktiengesellschaft, a German term for a public limited company.

SpA - Società per azioni, an Italian term for a public limited company.

KGaA - Kommanditgesellschaft auf Aktien, a German corporate designation standing for partnership limited by shares.

ASA - Allmennaksjeselskap, a Norwegian term for public limited company.

NV - Naamloze Vennootschap, a Dutch term for public limited company.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

As of December 31, 2020 the breakout of the Fund's portfolio by country of issuer was as follows:
Country	% of Net Assets
Austria	1.14%
Belgium	2.82%
Canada	2.68%
Denmark	1.66%
Finland	1.87%
France	4.26%
Germany	7.89%
Isle of Man	1.85%
Israel	2.30%
Italy	1.33%
Japan	18.60%
Luxembourg	1.34%
Netherlands	1.53%
Norway	3.48%
Sweden	9.36%
Switzerland	3.10%
United Kingdom	21.65%
United States	13.04%
99.90%

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:
Investments in Securities at Value (Cost $15,278,342)	$ 24,997,927
Cash	1,000
Receivables:
Dividends and Interest	7,038
Shareholder Subscriptions	25,696
Prepaid Expenses	10,374
Total Assets	25,042,035
Liabilities:
Payables:
Adviser Fees	2,706
Administrative Fees	1,127
Distribution Plan (12b-1) Fees	7,002
Trustee Fees	266
Transfer Agent and Accounting Fees	2,725
Accrued Expenses	6,084
Total Liabilities	19,910

Net Assets	$ 25,022,125

Net Assets Consist of:
Paid In Capital	$ 15,385,987
Distributable Earning	9,636,138
Net Assets, for 1,500,919 Shares Outstanding	$ 25,022,125

Institutional Class Shares
Net Assets	$ 21,028,096
Shares of beneficial interest outstanding	1,290,548
Net asset value per share	$ 16.29

Class A Shares
Net Assets	$ 3,994,029
Shares of beneficial interest outstanding	245,603
Net asset value per share	$ 16.26

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividends (a)	$ 69,613
Interest	2,367
Total Investment Income	71,980

Expenses:
Advisory fees	147,647
Audit fees	16,417
Custody	32,818
Legal fees	21,138
Transfer Agent and Accounting fees	32,100
Administrative fees	61,520
Distribution Plan (12b-1) fees - Class A	6,439
Shareholder Servicing fees	25,070
Trustee fees	444
Registration fees	22,790
Insurance fees	1,084
Other expenses	16,030
Printing and Mailing fees	3,322
Total Expenses	386,819
Less fees waived and expenses reimbursed by Adviser	(106,046)
Less fees voluntarily waived by Administrator	(35,354)
Net Expenses	245,419

Net Investment Loss	(173,439)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	1,085,826
Net Change in Unrealized Appreciation on Investments	8,538,207
Realized and Unrealized Gain on Investments	9,624,033

Net Increase in Net Assets Resulting from Operations	$ 9,450,594

 (a) Net of Foreign withholding taxes of $16,191.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2020	12/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (173,439)	$ (22,309)
Net Realized Gain (Loss) on Investments	1,085,826	(38,574)
Unrealized Appreciation on Investments	8,538,207	2,472,086
Net Increase in Net Assets Resulting from Operations	9,450,594	2,411,203

Distributions:
Distributions to Shareholders - Institutional Class	(805,847)	-
Distributions to Shareholders - Class A	(151,413)	-
Return of Capital - Institutional Class	(27,926)	-
Return of Capital - Class A	(5,304)	-
Total Distributions	(990,490)	-

Capital Share Transactions
Institutional Class	2,059,162	4,963,097
Class A *	1,178,660	1,358,320
Net Increase in Net Assets from Capital Share Transactions	3,237,822	6,321,417

Total Increase in Net Assets	11,697,926	8,732,620

Net Assets:
Beginning of Year/Period	13,324,199	4,591,579

End of Year/Period	$ 25,022,125	$ 13,324,199

* Inception of August 30, 2019 for Class A.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period/year.

	Year		Year	Period
	Ended		Ended	Ended
	12/31/2020		12/31/2019	12/31/2018	(c)

Net Asset Value at Beginning of Year/Period	$ 10.88		$ 7.84	$ 10.00

Gain (Loss) From Investment Operations:
Net Investment Loss *	(0.12)		(0.03)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	6.19		3.07	(2.12)
Total from Investment Operations	6.07		3.04	(2.16)

Distributions:
Net Investment Income	-		-	-
Realized Gains	(0.64)
Return of Capital	(0.02)		-	-
Total from Distributions	(0.66)		-	-

Net Asset Value at End of Year/Period	$ 16.29		$ 10.88	$ 7.84

Total Return **	55.77%		38.78%	(21.60)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 21,028		$ 11,878	$ 4,592
Ratio of Expenses to Average Net Assets
Before Reimbursement	2.16%	(e)	2.81%	5.47%	(a)
After Reimbursement (d)	1.37%	(e)	1.19%	1.19%	(a)(+)
Ratio of Net Investment Loss to Average Net Assets
After Reimbursement (d)	(0.96)%		(0.27)%	(0.53)%	(a)
Portfolio Turnover	51.26%		25.52%	55.89%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

+ The ratio of expense after reimbursement has been voluntarily decreased by additional 0.46%.

(a) Annualized.

(b) Not annualized.

(c) For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(e) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020.

These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

	Year		Period
	Ended		Ended
	12/31/2020		12/31/2019	(c)

Net Asset Value, at Beginning of Year/Period	$ 10.88		$ 9.74

Gain (Loss) From Investment Operations:
Net Investment Loss *	(0.14)		(0.02)
Net Gain on Securities (Realized and Unrealized)	6.18		1.16
Total from Investment Operations	6.04		1.14

Distributions:
Net Investment Income	-		-
Realized Gains	(0.64)		-
Return of Capital	(0.02)		-
Total from Distributions	(0.66)		-

Net Asset Value, at End of Year/Period	$ 16.26		$ 10.88

Total Return **	55.50%		11.70%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 3,994		$ 1,446
Ratio of Expenses to Average Net Assets
Before Reimbursement	2.41%	(e)	2.60%	(a)
After Reimbursement (d)	1.53%	(e)	1.44%	(a)
Ratio of Net Investment Loss to Average Net Assets
After Reimbursement (d)	(1.13)%		(0.64)%	(a)
Portfolio Turnover	51.26%		25.52%	(b)

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

(c) For the period August 30, 2019 (commencement of investment operation) through December 31, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(e) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020.

These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

1.  ORGANIZATION

The Mercator International Opportunity Fund (the “Fund”) is a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is a Delaware statutory trust and is registered as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund, along with seventeen additional series are currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Fund commenced investment operations on April 2, 2018. The Board has authorized two classes of shares: Institutional Class and Class A shares. Each class is subject to different expenses. Each class differs as to distribution fees, such that Institutional Class shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The Fund’s investment objective is long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date.  Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment  income and net capital gains, if any, so that it will not be subject to excise tax on

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

FOREIGN TAXES:  The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Fund’s adviser, Mercator Investment Management, LLC (the “Adviser”), the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (domestic and foreign common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market fund. Money market funds are generally priced at the ending NAV per share provided by the service agent of the fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of December 31, 2020, by major security type:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 24,397,465	$ -	$ -	$ 24,397,465
Money Market Fund	600,462	-	-	600,462
Total	$ 24,997,927	$ -	$ -	$ 24,997,927

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

During the year ended December 31, 2020, there were no transfers between Level 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the terms of a management agreement between the Trust and the Adviser, with respect to the Fund (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. Under the advisory agreement, the Fund pays Adviser an annual advisory fee of 0.84% of the Fund’s daily average net assets. The advisory agreement remains in effect for an initial two-year period and may be renewed by the Board annually thereafter. For the year ended December 31, 2020, the Adviser earned $147,647 in advisory fees from the Fund.

Prior to March 1, 2020, the Advisor has contractually agreed to reduce its fees and to reimburse expenses to ensure that the total annual operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, or extraordinary expenses (such as litigation) will not exceed 1.19% for Institutional Class shares and 1.44% for Class A shares. As of March 1, 2020, the Adviser contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2022, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

For the year ended December 31, 2020, the Adviser waived advisory fees of $106,046. As of December 31, 2020, the unreimbursed amounts paid or waived by the Adviser on behalf of the Fund is $259,484, subject to future recoupment as follows:

Recoverable Through	Amount Recoverable
December 31, 2021	$ 26,754
December 31, 2022	$126,684
December 31, 2023	$106,046

As of December 31, 2020, the Fund owed the Adviser $2,706.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

ADMINISTRATOR AND COMPLIANCE SERVICES: Effective June 1, 2019, the Trust, on behalf of the Fund, entered into an Administration and Compliance Agreement with Collaborative Fund Services, LLC (“CFS”). CFS serves as the Fund’s Administrator and provides compliance services to the Fund.  CFS is paid an annual fee of 0.35% of the Fund’s average daily net assets. Greg Skidmore is the President of CFS, and is also an Interested Trustee. CFS contracted with Empirical to assist with Fund administration and compliance services. For the year ended December 31, 2020, CFS earned $61,520 for these services.  For the year ended December 31, 2020, CFS voluntary waived $35,354 of fees earned. As of December 31, 2020, the Fund owed CFS $1,127.

TRANSFER AGENT AND FUND ACCOUNTANT: Brandon Pokersnik, the Fund’s CCO and Secretary is an employee of Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund.

DISTRIBUTION (12B-1) PLAN AND SHAREHOLDER SERVICING FEES: The Trust, with respect to the Fund, adopted a distribution plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for Class A shares with Arbor Court Capital, LLC (“Distributor”). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class A shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Class A. The Distributor is an affiliated entity to the Trust’s transfer agent and fund accountant. For the year ended December 31, 2020, the Fund accrued $6,439 for Class A. The Fund owes the Distributor $7,002 at December 31, 2020 for Distribution fees.

Shareholder servicing fees may be in addition to the Rule 12b-1 fees and any sales charges. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by the Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2020, were as follows:

Purchases	$ 10,948,682
Sales	$ 8,753,760

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

6.  CAPITAL SHARE TRANSACTIONS

At December 31, 2020, there were unlimited shares authorized at no par value for the Fund.  Transactions in capital for the years ended December 31, 2020 and 2019 were as follows:

Institutional Class	January 1, 2020 through December 31, 2020		January 1, 2019 through December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	637,636	$ 6,920,659	788,667	$ 7,686,484
Shares Reinvested	50,880	827,821	-	-
Shares Redeemed	(489,221)	(5,689,318)	(283,242)	(2,723,387)
Net Increase	199,295	$ 2,059,162	505,425	$ 4,963,097

Class A	January 1, 2020 through December 31, 2020		August 30, 2019 (commencement of investment operations) through December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	166,754	$ 1,822,460	133,915	$1,368,276
Shares Reinvested	9,656	156,717	-	-
Shares Redeemed	(63,709)	(800,517)	(1,013)	(9,956)
Net Increase	112,701	$ 1,178,660	132,902	$1,358,320

7.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.  TAX MATTERS

For federal income tax purposes, the cost of investments owned at December 31, 2020 is $15,361,789. As of December 31, 2020, the gross unrealized appreciation on a tax basis totaled $10,422,716 and the gross unrealized depreciation totaled $786,578 for a net unrealized appreciation of $9,636,138.

The difference between the book cost and tax cost of investments of the Fund represents disallowed wash sales for tax purposes.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation (depreciation)	$ 9,636,138

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

The Fund’s capital loss carryforward, post-October losses and post December losses are determined only at the end of each fiscal year. The Fund utilized $38,574 of its capital loss carryforward during the year ended December 31, 2020.

For the year ended December 31, 2020, the Fund paid an ordinary distribution of $246,786, a long-term capital gain distribution of $710,474, and a return of capital distribution of $33,230.

No distributions were paid for the year ended December 31, 2019.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act.  As of December 31, 2020, TD Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 82% of the voting securities of the Fund and may be deemed to control the Fund.

10.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has concluded these changes do not have a material impact on the Fund’s financial statements and disclosures.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12. CHANGE OF SERVICE PROVIDER (UNAUDITED)

At its November 22, 2019 special meeting, the Board and the Independent Directors, with the approval and recommendation of the Audit Committee, selected Cohen & Company, Ltd.  (“Cohen”), to replace Sanville & Company (“Sanville”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2020. For the two most recent fiscal periods, Sanville audited the Fund’s financial statements. Sanville’s audit reports on the financial statements of the Fund for the fiscal periods ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Fund and Sanville on accounting principles, financial statement disclosures or audit scope, which, if not resolved to Sanville’s satisfaction, would have caused Sanville to make reference to the disagreement in their reports on the financial statements for such years.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure or recognition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mercator International Opportunity Fund and

Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercator International Opportunity Fund (the “Fund”), a series of Collaborative Investment Series Trust, as of December 31, 2020, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the periods ended December 31, 2019 and prior, were audited by other auditors whose report dated February 24, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

March 1, 2021

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire six-month period, July 1, 2020 through December 31, 2020.

Actual Expenses

The actual line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Mercator International Opportunity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$1,490.09	$8.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$7.10

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Mercator International Opportunity Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$1,488.79	$9.70
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.34	$7.86

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2020 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio, for the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-869-1679.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2020 (UNAUDITED)

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012	16	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	16	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013	16	None
Ronald Young Jr. Birth Year: 1974	Trustee	Indefinite/ March 2020 - present	President – Young Consulting, Inc. (2008-Present); President – Tri State LED, Inc. (2010-Present).	16	None

The Independent trustees are paid fees based on the amount of a Fund’s assets.

The Fund’s SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-800-869-1679.

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon E. Lacoff, Esq.[1] Year of Birth: 1974	Trustee	Indefinite/ November 2017 - present	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC	16	None
Gregory Skidmore[1] Year of Birth: 1976	Trustee and President	Indefinite/ November 2017 - present	President, Belpointe Asset Management, LLC since 2007.	16	None
Brandon Pokersnik Year of Birth: 1978	Secretary and Chief Compliance Officer	since November 2017	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Adam Snitkoff Year of Birth: 1965	Treasurer	since November 2017	Tax Attorney (self-employed), since 2012	N/A	N/A

1 Brandon E. Lacoff, Esq. and Gregory Skidmore are considered each an “Interested” Trustee as defined in the 1940 Act because of their ownership interest in Collaborative Fund Services, LLC.

2The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●Social Security number and wire transfer instructions

●account transactions and transaction history

●investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE (Continued)

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●open an account or deposit money

●direct us to buy securities or direct us to sell your securities

●seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●affiliates from using your information to market to you.

●sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ●The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ●The Collaborative Investment Series Trust doesn’t jointly market.

Investment Adviser

Mercator Investment Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the Fund’s shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2020

$ 11,000

FY 2019

$ 12,000

(b) Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2020

$ 3,000

FY 2019

$ 2,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2020

  N/A

  N/A

FY

2019

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 2, 2021

By /s/Adam Snitkoff

* Adam Snitkoff

   Treasurer and Principal Financial Officer of the Trust

Date:  March 2, 2021